Exhibit 99.1

Coeptis Therapeutics Receives Approval to Transfer to The Nasdaq Capital Market

Trading to commence effective with the open of business on June 13, 2023

Wexford, PA, June 9, 2023 – Coeptis Therapeutics Holdings, Inc. (NASDAQ: COEP) (“Coeptis” or the “Company”), a biopharmaceutical company developing innovative cell therapy platforms for cancer, announced today that it received approval from the Nasdaq Stock Market of the Company’s request to transfer its listing to the Nasdaq Capital Market from the Nasdaq Global Market. Trading on the Nasdaq Capital Market will commence effective with the open of business on June 13, 2023, under Coeptis’ current ticker symbols, “COEP” and “COEPW.”

The Nasdaq Capital Market operates in substantially the same manner as the Nasdaq Global Market, including a requirement that companies listed on the Nasdaq Capital Market maintain certain financial requirements and corporate governance standards in order to maintain continued listing.

About Coeptis Therapeutics Holdings, Inc.

Coeptis Therapeutics Holdings, Inc., together with its subsidiaries including Coeptis Therapeutics, Inc. and Coeptis Pharmaceuticals, Inc., (collectively “Coeptis”), is a biopharmaceutical company developing innovative cell therapy platforms for cancer that have the potential to disrupt conventional treatment paradigms and improve patient outcomes. Coeptis' product portfolio and rights are highlighted by a universal, multi-antigen CAR T technology licensed from the University of Pittsburgh (SNAP-CAR), and intellectual property and knowhow related to the GEAR™ cell therapy and companion diagnostic platforms, which Coeptis is developing with VyGen-Bio and leading medical researchers at the Karolinska Institutet. Coeptis' business model is designed around maximizing the value of its current product portfolio and rights through in-license agreements, out-license agreements and co-development relationships, as well as entering into strategic partnerships to expand its product rights and offerings, specifically those targeting cancer. The Company is headquartered in Wexford, PA. For more information on Coeptis visit https://coeptistx.com/.

Cautionary Note Regarding Forward-Looking Statements

This press release and statements of our management made in connection therewith contain or may contain “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events or performance, and underlying assumptions, and other statements that are other than statements of historical facts. When we use words such as "may," "will," "intend," "should," "believe," "expect," "anticipate," "project," "estimate" or similar expressions that do not relate solely to historical matters, we are making forward-looking statements. Forward-looking statements are not a guarantee of future performance and involve significant risks and uncertainties that may cause the actual results to differ materially and perhaps substantially from our expectations discussed in the forward-looking statements. Factors that may cause such differences include but are not limited to: (1) the inability to maintain the listing of the Company’s securities on the Nasdaq Capital Market; (2) the risk that currently explored expansion opportunities, if consummated, disrupts current plans and operations of Company; (3) the inability to recognize the anticipated benefits of the recently closed business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth economically and hire and retain key employees; (4) the risks that the Company’s products in development or those targeted to enter the clinical trial phase fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable regulatory authorities; (5) costs related to our ongoing asset development plans and our focus on business expansion opportunities; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (8) the impact of the global COVID-19 pandemic on any of the foregoing risks and other risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exclusive. All forward-looking statements are subject to significant uncertainties and risks including, but not limited, to those risks contained or to be contained in reports and other filings filed by the Company with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in the Company’s filings made or to be made with the SEC, which are available for review at www.sec.gov. We undertake no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof unless required by applicable laws, regulations, or rules.

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CONTACTS

Coeptis Therapeutics, Inc.

Andy Galy, Sr. VP of Communications

504-416-6965

andy.galy@coeptistx.com

Tiberend Strategic Advisors, Inc.

Investors

Daniel Kontoh-Boateng

862-213-1398

dboateng@tiberend.com

Media

David Schemelia

609-468-9325

dschemelia@tiberend.com

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